UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2014

ICONIX BRAND GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-10593	11-2481903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Broadway, New York, New York		10018
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (212) 730-0030

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On October 28, 2014, Iconix Brand Group, Inc., a Delaware corporation, (the “Registrant”) issued a press release announcing its financial results for the fiscal quarter and nine months ended September 30, 2014. As noted in the press release, the Registrant has provided certain non–U.S. generally accepted accounting principles (“GAAP”) financial measures, the reasons it provided such measures and a reconciliation of the non–U.S. GAAP measures to U.S. GAAP measures. Readers should consider non–GAAP measures in addition to, and not as a substitute for, measures of financial performance prepared in accordance with U.S. GAAP. A copy of the Registrant’s press release is being furnished hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

At the Annual Meeting of Stockholders of the Registrant held on October 24, 2014, the Registrant’s stockholders entitled to vote at the meeting voted: (i) for the election of the six individuals named below to serve as directors of the Registrant to hold office until the Registrant’s Annual Meeting of Stockholders to be held in 2015 and until their successors have been duly elected and qualified; (ii) for the ratification of the appointment of BDO USA, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2014; and (iii) for, by non-binding advisory vote, the resolution approving named executive officer compensation.

(i)	The votes cast by stockholders with respect to the election of directors were as follows:

Director	Votes Cast “For”	Votes Withheld	Broker Non-Votes
Neil Cole	38,123,913	1,546,971	4,393,288
Barry Emanuel	28,221,464	11,449,420	4,393,288
Drew Cohen	37,705,524	1,965,360	4,393,288
F. Peter Cuneo	28,368,074	11,302,810	4,393,288
Mark Friedman	26,213,124	13,457,760	4,393,288
James A. Marcum	39,066,413	604,471	4,393,288

(ii)	The votes cast by stockholders with respect to the ratification of the appointment of BDO USA, LLP as the Registrant’s independent registered public accounting firm for the fiscal year ending December 31, 2014 were as follows:

	Votes Cast “For”	Votes Cast “Against”	Abstentions
Appointment of BDO USA LLP	43,245,327	719,854	98,991

(iii)	The votes cast by stockholders with respect to the proposal to approve, by non-binding advisory vote, the resolution approving named executive officer compensation were as follows:

	Votes Cast “For”	Votes Cast “Against”	Abstentions	Broker Non-Votes
Named Executive Officer Compensation	20,164,118	19,338,830	167,936	4,393,288

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Iconix Brand Group, Inc. dated October 28, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICONIX BRAND GROUP, INC. (Registrant)

By:	/s/ Jeff Lupinacci
Name: Jeff Lupinacci
Title: Executive Vice President and Chief Financial Officer

Date: October 29, 2014